               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 20, 1996

                                   INSCI CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
             ------------------------------------------------------
                 (State of other jurisdiction of incorporation)


 1-12966                                                   06-1302773
- --------------------                              ------------------------------
 Commission File No.                              I.R.S. Employer Identification


 Two Westborough Business Park,
 Westborough, MA                                  01581
- -------------------------------                   --------
 Address of principal                             Zip Code
 executive offices


 (508) 870-4000
- -------------------------------
 Registrant's telephone number,
 including area code

ITEM 5.  OTHER EVENTS

         The Registrant (the "Company") on September 20th, 1996, completed a Private Placement financing under Regulation "D" for the sum of $1,350,000. The Company issued 1,350,000 shares of 10% Convertible Preferred Stock to accredited investors at $1.00 per share. Each 10% convertible share of Preferred Stock is convertible into a share of Common Stock of the Company for a period of three years, at a 30% discount to the trading market of the Company's Common Stock at the ten day average price between the bid and asked at the time of conversion. The conversion price will be limited to a maximum of $8.00 per share. The 10% Preferred Stock is automatically converted into shares of Common Stock at the expiration of the three year term. The Preferred Stock may not be converted for a period of six months from completion of the offering. The Company has granted cost free registration rights to the holders of the Preferred Stock who have converted into Common Stock.

         The Company entered into an agreement with Amerivet/Dymally Securities, Inc. to act as Placement Agent for the 10% Convertible Preferred Stock and paid as compensation to the Placement Agent 30,000 shares of restricted Common Stock with cost free registration rights in addition to $23,000 in commissions and 112,000 options to purchase 112,000 shares of Common Stock at $5.00 per share for a period of 3 years expiring October 1999.

         Additionally, the Company paid to the Placement Agent's counsel the sum of $25,000 for legal fees and expenses.

         The Company has filed a Form D with respect to the Placement with the Securities and Exchange Commission.

         Annexed hereto and marked Exhibit 1 is a copy of the of the Term Sheet with respect to the Offering.

                                     EXHIBIT

         (1)    Copy of Term Sheet with respect to the Offering.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   Westborough, Massachusetts
         September 20, 1996

                                       INSCI CORP.
                                       --------------------------------------
                                                  (Registrant)

                                   /s/ ROGER KUHN
                                       --------------------------------------
                                       ROGER KUHN, CHIEF FINANCIAL OFFICER

CONFIDENTIAL                                   COPY NUMBER _____________________
                                               RECIPIENTS' NAME: _______________

                                   INSCI CORP.
                        A DELAWARE CORPORATION ("INSCI")

                        10% CONVERTIBLE PREFERRED STOCK,
                $.01 PAR VALUE PER SHARE ("10% PREFERRED STOCK")
                                 $1.00 PER SHARE

       ANNUAL 10% COMMON STOCK DIVIDENDS ARE PAYABLE SEMI-ANNUALLY IN THE
          FORM OF COMMON STOCK BASED UPON THE MARKET PRICE AT THE TIME
                     DIVIDEND PAYMENTS ARE DUE AND PAYABLE;
                   INSCI HAS THE OPTION IN LIEU OF THE PAYMENT
                      OF A STOCK DIVIDEND, OF MAKING AN 8%
                      ANNUAL DIVIDEND PAYMENT IN CASH ON A
                               SEMI-ANNUAL BASIS.


                          Minimum: Offering $1,000,000
    (1,000,000 shares of 10% Preferred Stock $.01 Par Value $1.00 per share)

                          Maximum: Offering $1,350,000
    (1,350,000 shares of 10% Preferred Stock $.01 Par Value $1.00 per share)

                    PRIVATE PLACEMENT TERM SHEET AND EXHIBITS
                          FOR ACCREDITED INVESTORS ONLY

                           --------------------------
         THE SECURITIES OFFERED HEREBY INVOLVE A HIGH DEGREE OF RISK AND RESTRICTED TRANSFERABILITY AND MAY INVOLVE SUBSTANTIAL DILUTION. SEE "RISK FACTORS"

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE NOR HAS THE SECURITIES EXCHANGE COMMISSION OR ANY STATE REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PRIVATE PLACEMENT TERM SHEET AND THE EXHIBITS HERETO. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PRIVATE PLACEMENT TERM SHEET DOES NOT CONSTITUTE AN OFFER IS ANY JURISDICTION IN WHICH AN OFFER IS NOT AUTHORIZED.

         THE INFORMATION CONTAINED HEREIN AND IN ANY ADDITIONAL EXHIBITS HERETO IS CONFIDENTIAL, CONTAINS NON-PUBLIC INFORMATION, AND IS INTENDED ONLY FOR THE PERSON WHOSE NAME APPEARS ABOVE AND SUCH PERSON'S ADVISORS, IF ANY.

- --------------------------------------------------------------------------------------------------------
                                               Price           Estimated Selling        Net Proceeds (1)
                                                               Commissions (2)          & (2)
- --------------------------------------------------------------------------------------------------------
Total Minimum 10% Preferred Stock              $1,000,000      $100,000                 $1,000,000
- --------------------------------------------------------------------------------------------------------
Total Maximum 10% Preferred Stock              $1,350,000      $135,000                 $1,350,000
- --------------------------------------------------------------------------------------------------------

(1) INSCI will offer the 10% Preferred Stock (in the manner described herein) (the 10% Preferred Stock, and the Common Stock issuable upon conversion of, or payment of dividends on the 10% Preferred Stock collectively are herein referred to as the "Securities") only to "accredited investors" (as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Act")) on a "best efforts, minimum maximum basis. The minimum Preferred Stock offered hereby, on a minimum 1,000,000 shares and on a maximum of 1,350,000 shares as to the remaining Preferred Stock offered hereby, through the efforts of INSCI'S executive officers in those jurisdictions where sales by an officer or a director of the issuer are permitted by law. INSCI also reserves the right to pay selling commissions to selected licensed broker-dealers who are members of the National Association of Securities Dealers, Inc. ("NASD"), and who are qualified and eligible to accept such commissions within the state or other jurisdiction in which such securities are sold and/or such commission is paid. The Preferred Stock will entitle the holder or holders to convert the shares of Preferred Stock into shares of Common Stock upon exercise of the right of conversion. The right of conversion permits the right to convert for a period of three (3) years from purchase of the Preferred Stock at any time except for the first six (6) months (180 days from the acceptance of the subscription.) The subscriber may convert all or any part of its Preferred Stock $.01 Par Value into shares of Common Stock of INSCI at a 30% discount to the average market price of the bid and ask for the ten (10) trading days prior to conversion. The number of shares of Common Stock will be determined by the share price as quoted by the National Association of Securities Dealers Automatic Quotation ("NASDAQ") prior to the date of conversion. INSCI at its option will pay an annual dividend of 10% on a semi-annual basis of the Preferred Stock in shares of Common Stock or an annual dividend of 8% in a cash payable on a semi-annual basis. The conversion price will be limited to a maximum of $8.00 per share after the 30% discount to market (based upon a maximum conversion price of $11.43 per share). The Preferred Stock issued herein will be automatically converted by the Company into shares of Common Stock at the expiration of the three (3) year period (3 years from the purchase of the 10% Preferred Stock). In the event of a conversion by INSCI, at the expiration of three (3) years, the number of shares of Common Stock will be determined by the average between the bid and ask priced for the sixty (60) previously trading days prior to the expiration date. The offering will only be made to accredited investors (as the Term is defined in Regulation D promulgated under the Securities & Exchange Act of 1933) as amended ("The Act").

(2) Net Proceeds do not include expenses of the offering estimated at approximately $25,000 for legal, accounting, printing and Blue Sky filing fees. Additionally, Net Proceeds do not include commissions payable to licensed broker-dealers for sales in states and jurisdictions where permitted. Commissions on a minimum offering of $1,000,000 will be 30,000 shares of Common Stock and 100,000 options for a period of three (3) years to purchase 100,000 shares of Common Stock at $5.00 per share. Commissions on a maximum offering of $1,350,000 will be 30,000 shares of Common Stock and 100,000 options for a period of three (3) years to purchase 100,000 shares Common Stock at $5.00 per share for the first $1,000,000 of a maximum offering; on the additional $350,000 of a maximum offering, commissions, will include $23,000 and an additional 12,000 options for a period of three
    (3) years to purchase 12,000 shares of Common Stock at $5 per share. Commission of cash and additional options on a subscription between the minimum and maximum offering will be determined on a pro-rata basis. INSCI will grant cost free Registration Rights for the shares of Common Stock and the shares underlying the stock options issued to the licensed broker-dealers that are eligible to receive commissions.

                      REPRODUCTION OF ANY PORTION OF THESE
                        MATERIALS IS STRICTLY PROHIBITED
                                  JULY 17, 1996


                   INFORMATION FOR RESIDENTS OF CERTAIN STATES


                              NASSA UNIFORM LEGEND

    IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING. INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS CONFIDENTIAL PRIVATE PLACEMENT TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                         NOTICE TO CONNECTICUT RESIDENTS

    THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT BUT WILL BE SOLD IN RELIANCE ON AN EXEMPTION FROM SUCH REGISTRATION SET FORTH IN SECTION 36-490(b)(9)(A) OF SAID ACT AND REGULATIONS PROMULGATED THEREUNDER. THE SECURITIES CANNOT BE RESOLD WITHOUT REGISTRATION UNDER SECTION 36-485 OF SAID ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE PURSUANT TO SECTION 36-490 OF SAID ACT.

                          NOTICE TO NEW YORK RESIDENTS

    THIS MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                                    THE OFFERING

THE COMPANY:               INSCI Corp. ("INSCI" or the "Company") develops,
                           markets and supports computer software that utilizes optical disc storage technology together with computer hardware to archive, index, retrieve, print and fax computer generated documents, such as invoices, statements, reports and transaction data.
                           The Company's software, marketed under the name
                           COINSERV, utilizes a customer's existing host computer and computer network to link powerful
                           "server" computers, which perform automated document indexing and optical disk storage functions, with the customer's existing network of "client" computers, which are used by the customer's employees to search, retrieve and distribute archived documents. INSCI emphasizes sales of its multiple user client/server software, but also sells software for single user stand-alone software products together with third party manufactured hardware, optical storage devices and server computers. INSCI's COINSERV products facilitate the storage and retrieval of computer output data on optical disks as an alternative to computer paper, computer output microfilm or microfiche (COM) and magnetic disk storage. COINSERV computer systems combine high volume optical disk storage capabilities and high performance indexing software into both standalone and network based business computer systems. INSCI provides its products primarily to commercial, financial, governmental, educational and other institutions which utilize the systems to index, store, retrieve and electronically distribute computer generated documents such as customer invoices, statements, reports and transaction data.

SECURITIES BEING OFFERED:  The offering consists of a minimum of 1,000,000 shares and a maximum of 1,350,000 shares of 10% Preferred Stock $.01 par value at $1.00 per share for a minimum of $1,000,000 and a maximum of $1,350,000. The 10% Preferred Stock may be converted at the option of the holder during a three (3) year period commencing from the acceptance of the subscription by the Company (the "Anniversary Date"), however, the 10% Preferred Stock may not be converted for a period of six (6) months from the Anniversary Date, and thereafter is convertible at a 30% discount to the current market price of the Common Stock of INSCI at the time of conversion. The Preferred Stock will be automatically converted into shares of Common Stock by the Company three (3) years from the Anniversary Date. The conversion price per share will be the ten
                           (10) prior trading day market average between the closing bid and the closing asked price as quoted on the NASDAQ, at the time of conversion, and the conversion price will be limited to a maximum of $8.00 per share taking into consideration the 30% discount to market. The holder will receive the benefit of any increase in the market price in excess of $11.43 per share.

                           The 10% Preferred Stock dividends, at the option of INSCI, will be payable at the Company's discretion either by an annual Common Stock dividend of 10% in stock payable on a semi-annual basis, or a 8% annual cash dividend payable on a semi-annual basis, subject to the Company's discretion.

                           The holder upon conversion will be entitled to receive shares of Common Stock in INSCI which shares have been granted cost free rights of registration to the holder.

                           The Common Stock upon conversion and registration will be subject to a sale restriction, in that a maximum of 10% of the converted shares may be sold a month. Subsequent to conversion and registration, if the trading volume of INSCI Common Stock on the NASDAQ exceeds 40,000 shares per day for a minimum of thirty (30) consecutive trading days, the 10% monthly sales restriction will no longer apply.

TERMS OF THE OFFERING:     This offering is being made pursuant to the exemption
                           from registration provided by Regulation D promulgated under the Securities Act of 1933, as amended ("Regulation D"). All purchasers of the Preferred Stock must be "accredited investors" as defined in Rule 501 under Regulation D. The minimum subscription is $25,000. The offering period will begin as of the date hereof and will terminate on July 30, 1996 (the "Termination Date"), unless extended by the Company for consecutive periods of not more than 30 days each but in no event beyond
                           November 1, 1996. The date of the Closing (or
                           Closings) is (or are) referred to as the "Closing
                           Date" (or "Closing Dates"). Upon receipt of the minimum offering of $1,000,000, the Company may at its discretion schedule a Closing Date while the offering period is ongoing. The Company may then schedule additional Closing Dates for additional subscriptions received during the offering period.
                           All subscription payments with respect to the Offering will be paid to the Company pending delivery of a Certificate of 10% Preferred Stock. INSCI intends to offer the 10% Preferred Stock in states where INSCI is qualified under applicable Blue Sky
                           Laws and/or exemptions.

TERMS OF THE
PREFERRED STOCK:           GENERAL. The rights, preferences and limitations of
                           the Preferred Stock are described generally herein and in the summary (INSCI Corp.'s Certificate of Amendment to Certificate of Incorporation) attached hereto as Exhibit 1.

                           VOTING RIGHTS. Holders of the Preferred Stock will not be entitled to vote except as otherwise required by the Delaware General Corporation Law ("DGCL").

                           DIVIDENDS. The Preferred Stock will pay a stock dividend of 10% per annum payable on semi-annual basis, or in the alternative, the Company may elect to make payment of the dividend as an annual 8% cash dividend. If the Company elects to make dividends payable in cash they will be payable semi-annually out of funds legally available therefor on June 30th and December 31st, in each year. At the option of the Company, dividends may be paid in cash or in-kind. Dividends in-kind shall be paid by delivery of that number of shares of Common Stock determined by the average of the trading market price of the shares of Common Stock during the 10 trading days immediately preceding a Dividend Payment Date.

                           CONVERSION. Each share of the Preferred Stock shall be convertible, from time to time, at the option of the holder, to the extent of the maximum percentage of shares of Preferred Stock, initially acquired by such holder into shares of Common Stock subject to the initial six (6) month limitation as set forth herein. Dividends will accrue on and will be paid through the date of receipt by the Company of a holder's notice of conversion, as provided for herein, the Company has the option of making payments in shares of Common Stock and/or cash dividend. In the event that shares of Common Stock are paid by the Company to the holder of the Preferred Stock as a semi-annual dividend, then in that event the number of shares of Common Stock paid by the Company will be determined by the average of the trading market price of shares of Common Stock during the 10 trading days immediately preceding a dividend payment date (the "Conversion Notice"). A Conversion Notice may be given at any time immediately following the six (6) month restriction period which expires 180 days after the purchase of the 10% Preferred Stock. The Preferred Stock will be automatically converted by the Company into shares of Common Stock three (3) years from the Anniversary Date.

                           LIQUIDATION PREFERENCE. The Preferred Stock shall carry a liquidation preference in the amount of the Issue Price. Upon the liquidation and winding up of the Company for any reason, each holder of shares of Preferred Stock shall receive, prior to any distribution in respect of the Common Stock, a liquidation distribution in the amount of the number of shares of 10% Preferred Stock owned by such holder multiplied by the Issue Price, plus the amount of all accrued but unpaid dividends thereon.

REGISTRATION RIGHTS:       The Company will use its best efforts on or before
                           October 31, 1996 or 90 days from closing of the offering period, whichever is later in time, to file a registration statement with the Securities and Exchange Commission with respect to the shares of the Company's Common Stock issuable upon the payment of dividends on, or conversion of, the 10% Preferred
                           Stock, or upon exercise of the stock options issued to a licensed-broker dealer eligible to receive commissions, and use its best efforts to cause such registration statement to become effective not later than 90 days following the date of filing and remain effective for a period of not less than 36 months from the effective date thereof. INSCI agrees to file the registration statement without cost or expense to the holder of the Preferred Stock. Additionally, such holders of the Common Stock will have cost free piggyback registration rights for a period of three years from the date of the Company's acceptance of the Subscription.

SUBSCRIPTION AGREEMENT:    Subscriptions for the Preferred Stock must be made
                           pursuant to a Subscription Agreement (the
                           "Subscription Agreement") (annexed hereto) containing, among other provisions, representations and warranties by the investor and the Company, restrictions on transferability of the Securities, the registration rights referred to above, and indemnification relating to breaches of representations and warranties.

OUTSTANDING INSCI
COMMON STOCK:              Total shares of outstanding Common Stock prior to the
                           offering 3,898,691.1 Total shares of outstanding
                           Common Stock after the offering 4,067,441.2
                           Prospective investors should refer to the information contained in the Financial statements contained in the Company's Form 10-K for the fiscal year ended
                           March 31, 1996. (See Exhibits 2).

SELLING COMMISSIONS:       INSCI will offer the 10% Preferred Stock on a minimum
                           1,000,000 share, maximum 1,350,000 share offering.
                           The 10% Preferred Stock will be offered through the efforts of the Company's executive officers in those jurisdictions where sales by an officer or a director of the issuer are permitted by law. Commissions are payable to a licensed broker-dealer who is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and who is qualified and eligible to receive such commissions within the state or other jurisdiction in which such securities are sold and/or such commission is to be paid. In a minimum offering of $1,000,000 the Company will pay a commission of 30,000 shares of Common
                           Stock and 100,000 options for a period of three (3) years to purchase 100,000 shares of Common Stock at $5.00 per share. Commission on a maximum offering of $1,350,000 will be 30,000 shares of Common Stock and 100,000 options for a period of three years to purchase 100,000 shares of Common Stock at $5.00 per share for the first $1,000,000, on the additional
                           $350,000, the commission will be $23,000 and an additional 12,000 options for a period of three (3) years to purchase 12,000 shares at $5.00 per share.
                           Commissions on a subscription between the minimum and maximum offering (the additional $350,00) will be determined on a pro rata basis. INSCI has agreed to grant cost-free registration rights for shares of Common Stock and shares of Common Stock underlying the options paid as commission as set forth herein.

USE OF PROCEEDS:           Upon completion of this offering the Company will use
                           the net proceeds after deducting expenses payable by the Company including legal fees and Blue Sky fees for acquisition costs and general working capital purposes.

- --------------------
1 As of June 11, 1996, does not give effect to (I) 625,000 shares of Common Stock issuable upon exercise of the Company's outstanding common stock purchaser warrants; (ii) 83,335 shares of Common Stock issuable upon exercise of the Company's outstanding 1993 Warrants; (iii) Approximately 3,998,864 shares of Common Stock issuable upon the exercise of outstanding options granted pursuant to the Company's stock option plans in addition to other options granted by the Board of Directors; (iv) 187,500 shares of Common Stock issuable upon exercise of warrants granted to the underwriters of the initial public offering of the Company's securities. (v) Excludes shares of Common Stock issuable upon the payment of dividends on 10% Preferred Stock; (vi) Up to 1,200,000 shares of Common Stock issuable upon exercise of options granted to the Company's Chief Executive Officer pursuant to the Company Stock Option Plan plus shares issuable upon exercise of additional options which may be granted pursuant to anti-dilution provisions; or (vii) shares of Common Stock issuable upon the conversion of the 10% Preferred Stock which may be issued to investors to repay the accrued and unpaid interest on the 10% Preferred Stock or; (viii) the conversion of the 10% Preferred Stock.

2 Assuming completion of the maximum Offering and conversion of the 10% Preferred Stock at the maximum conversion price of $8.00 per share. Otherwise does not give effect to Common Stock and options payable as commissions in connection with this offering, or the items listed in note
    (1), which immediately precedes this item.


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